                                                                    EXHIBIT 10.1


                     COMMERCIAL LOAN AND SECURITY AGREEMENT
                 (FOR NEW OR USED MOTOR VEHICLES AND EQUIPMENT)

[LOGO]
Navistar Financial                                      Agreement Date: 1/3/2002
Corporation

The undersigned Borrower hereby applies to Navistar Financial Corporation ("Lender") for a loan of the Unpaid Balance shown below, on the following terms and conditions, in connection with the purchase from seller of the equipment described below (the "Goods"). Borrower hereby acknowledges delivery, inspection and acceptance of the Goods, represents that the Goods are being purchased for a business or commercial purpose and authorizes disbursement of loan proceeds to seller in payment for Goods or other obligations of Borrower.

Seller Information            BORROWER INFORMATION:

Seller Number 001479-000                   Boyd Bros. Transportation, Inc.            937-525-0341
International Truck &                      825 West Laffels Lane                      SSN#/TAX-ID
  Engine Corp.
Chicago, IL                                Springfield, OH 45506                      CUSTOMER #
  APPROVAL NUMBER: 01292208                COUNTY:                                    4706016

DESCRIPTION OF EQUIPMENT

VEHICLE    NEW
 YEAR      USED    MANUFACTURER    MODEL    SERIAL NUMBER    OTHER EQUIPMENT    UNIT NUMBER
-------    ----    ------------    -----    -------------    ---------------    -----------
                               SEE ADDENDUM - SCHEDULE A

DESCRIPTION OF TRADE-IN

                                                                 GROSS       LESS AMOUNT        TRADE-IN
YEAR    MANUFACTURER    MODEL    SERIAL NUMBER    BODY TYPE    ALLOWANCE        OWING        (NET ALLOWANCE)
----    ------------    -----    -------------    ---------    ---------     -----------     ---------------
                                       SEE ADDENDUM - SCHEDULE B

INSURANCE COVERAGE

NO LIABILITY INSURANCE INCLUDED

PHYSICAL DAMAGE:

Physical damage insurance satisfactory to Lender is required. The Borrower may choose the person through which the insurance is to be obtained or provide such insurance through an existing policy subject to Lender's right to refuse to accept any such insurer for any reasonable cause.

If physical damage insurance is included in this Agreement, the cost of insurance shall be _________ as set forth in item 6a and the following coverages are provided for a term of ______ months from the date of delivery.

         Deductible Other Than Collision (Specified Perils, Comprehensive or Fire, Theft and Combined Additional Coverage, as per attached insurance application.)

         Deductible Collision

________________________________________________________________________________
Name of Physical Damage Insurance Company            Agent Name/Phone

Texas Residents Only: If physical damage insurance is obtained through the Lender and placed with a county mutual insurance company, the premium or rate of charge is not fixed or approved by the Texas State Board of Insurance.

CREDIT LIFE INSURANCE IS NOT REQUIRED.
If a charge is include in 6b it is understood credit life insurance is requested in this Agreement and the Borrower signing below is the insured. Borrower hereby acknowledges receipt of a certificate containing the terms of such insurance through Agent:

________________________________________________________________________________
Name of Credit Life Insurance Company                Agent Name/Phone

SALE ANALYSIS

--------------------------------------------------------------------------------
1.       CASH PRICE                                                  $583,228.72
--------------------------------------------------------------------------------
2.       SALES AND OTHER TAXES                                       $ 67,082.28
--------------------------------------------------------------------------------
3.       CASH PRICE + TAX (1 + 2)                                    $650,311.00
--------------------------------------------------------------------------------
4a.      CASH DOWN PAYMENT
--------------------------------------------------------------------------------
 b.      TRADE-IN (NET ALLOWANCE)                                    $118,500.00
--------------------------------------------------------------------------------
         TOTAL DOWN PAYMENT (4a + 4b)                                $118,500.00
--------------------------------------------------------------------------------
5.       UNPAID BALANCE OF CASH PRICE (3 LESS 4)                     $531,811.00
--------------------------------------------------------------------------------
6.       a.  PHYSICAL DAMAGE
--------------------------------------------------------------------------------
         b.  CREDIT LIFE INSURANCE
--------------------------------------------------------------------------------
         c.  CERTIFICATE OF TITLE FEE
--------------------------------------------------------------------------------
         d.  OFFICIAL FEES
--------------------------------------------------------------------------------
         e.  OPTIONAL SERVICE/EXTENDED WARRANTY
--------------------------------------------------------------------------------
         f.  OTHER
--------------------------------------------------------------------------------
TOTAL OTHER CHARGES (Total of 6a. to 6f.)
--------------------------------------------------------------------------------
7.  TOTAL CHARGES INCURRED (5 + 6)                                   $531,811.00
--------------------------------------------------------------------------------

8. PROMISSORY NOTE: If this Agreement is accepted by Lender, Borrower promises to pay to Lender or to its order the Unpaid Balance (Amount Financed) set forth in Line 7 above, together with interest from the date of this Agreement, in installments as set forth below:

Borrower agrees to pay Lender the "UNPAID BALANCE" plus interest in the amount of $81,272.60 computed at a rate equivalent to 5.75% per annum in installments as set forth below.

  # OF      AMOUNT OF                  # OF     AMOUNT OF                  # OF     AMOUNT OF
PAYMENTS     PAYMENT    BEGINNING    PAYMENTS    PAYMENT    BEGINNING    PAYMENTS    PAYMENT    BEGINNING
--------   ----------   ---------    --------   ---------   ---------    --------   ---------   ---------
  60       $10,218.06   2/2/2002

FOR USE IN SOUTH CAROLINA ONLY: WAIVER OF HEARING PRIOR TO IMMEDIATE
POSSESSION: BORROWER HEREBY EXPRESSLY AGREES THAT, SHOULD THE LENDER BE ENTITLED TO POSSESSION OF THE GOODS DESCRIBED ABOVE OR ITS PROCEEDS UNDER THE TERMS OF THIS AGREEMENT OR ANY DOCUMENT EXECUTED IN CONNECTION HEREWITH (INCLUDING ANY FURTHER EXTENSIONS, RENEWALS, ETC.) BORROWER WAIVES ITS RIGHT TO NOTICE AND AN OPPORTUNITY TO BE HEARD PRIOR TO REPOSSESSION OF THE GOODS BY LENDER.

NOTICE TO BORROWER: 1. Do not sign this Agreement before you read it or if it contains blank spaces. 2. You are entitled to a completely filled-in copy of the Agreement when you sign it. 3. Under the law, you have the following rights, among others: (a) to pay off in advance the full amount due and to obtain a partial refund of the interest charges based on the actuarial method unless another method is required by law; (b) to redeem the Goods if repossessed for default; (c) to require, under certain conditions, a resale of the Goods if repossessed. 4. If you desire to pay off in advance the full amount due, the amount of refund you are entitled to, if any, will be furnished upon request. 5. In Texas, this Agreement may be subject in whole or in part to Texas law which is enforced by the Consumer Credit Commissioner, 2601 North Lamar, Austin, Texas 78705-4207. Telephone (512) 479-1285, (214) 263-2016,
(713) 461-4074.



________________________________________________________________________________
Page 1 of 3 COMMERCIAL LOAN AND SECURITY AGREEMENT FOR:
             Boyd Bros. Transportation, Inc. - Agreement Number: 53

                              ADDITIONAL PROVISIONS


LATE PAYMENTS: In addition to promising to pay the total payments as set forth above. Borrower promises to pay past due interest accrued from maturity on each installment in default more than 10 days at the highest rate permitted by law. Borrower also agrees to pay all expenses actually incurred, including attorney fees, in collecting any amount payable under this Agreement, all to the extent allowed by law.

PARTIES: As used herein, "Borrower" shall include all persons who sign as "Borrower(s)." "Lender" shall mean Navistar Financial Corporation, its successors and assigns. "Affiliates" shall include all entities directly or indirectly controlling or controlled by or under common control with Lender including but not limited to Harco Leasing Company, Inc. and Navistar Leasing Company. Upon notice of assignment, Borrower agrees to make payments hereunder directly to assignee. Assignee shall be entitled to all rights of Lenders free from any defense, set-off or counterclaim by the Borrower against the Lender, except as required by Law. Seller shall not be the agent of Lender for transmission of payments or otherwise.

NO WARRANTIES BY LENDER: Borrower agrees that Lender is nether the seller nor the manufacturer of the Goods, and has not made and does not make any representation, warranty or covenant with respect to the Goods, either express or implied, written or oral, including but not limited to any representation, warranty or covenant with respect to condition, quality, safety, durability, merchantability, or fitness for a particular purpose. Borrower selected the Goods and hereby agrees that any and all claims, that Borrower has or may in the future have against the seller and/or manufacturer shall not be asserted as an offset against Lender, including but not limited to any claims in product liability.

USE OF PROPERTY: Borrower shall hold and use the Goods at its risk and expense with respect to loss or damages, and taxes and charges of every kind; shall take proper care of the Goods and shall not abuse or misuse the same; shall not sell, assign or transfer its interest in the Goods or remove the Goods from the jurisdiction in which they now reside without the prior written consent of Lender; shall not use the Goods for any illegal purpose and shall not attach any of the Goods to any real estate or to any other property in such a manner as to become a part thereof. If Borrower fails to pay said taxes and said charges, Lender may, at its election, either do so and charge same to Borrower or treat such failure as a breach of condition of this agreement. Any amount so paid by the Lender shall become a part of the indebtedness secured hereunder.

PHYSICAL DAMAGE INSURANCE: If a cost of physical damage insurance is included in the Agreement, Borrower hereby assigns to Lender the right to cancel such insurance. If any insurance included in this Agreement is cancelled, whether by request of the Borrower or the Lender, or action of the Insurance Company, Lender is hereby authorized on behalf of Borrower to receive any unearned premium refund. If no cost of physical damage insurance is included in this Agreement, Borrower agrees to promptly insure the goods at its own expense with a company acceptable to the Lender against loss by fire, theft and collision for the period of the term of its Agreement and in such amounts and upon such terms as are acceptable to Lender. Borrower specifically covenants to name Lender as loss payee as its interest may appear. Lender may, in its sole discretion, apply any proceeds of insurance received by it to any indebtedness owed by Borrower to Lender or its Affiliates.

PLACEMENT OF PHYSICAL DAMAGE INSURANCE: Unless Borrower provides Lender with evidence of the insurance coverage required by this Agreement, Lender may, but will not be obligated to, purchase insurance at Borrower's expense to protect Lender's interest in the Goods. This insurance may, but need not, protect Borrower's interests. The coverage that Lender purchases may not pay any claim that Borrower makes or any claim that it made against Borrower in connection with the Goods. Borrower may later cancel any insurance purchased by Lender, but only after providing Lender with evidence that Borrower has obtained other insurance as required by the Agreement. If Lender purchases insurance for the Goods, Borrower will be responsible for the costs of such insurance including interest and any other charge Lender may impose in connection with the placement of the insurance, until the effective date of the cancellation or expiration of the insurance. The cost of the insurance may be added to Borrower's outstanding balance due and owing Lender under the Agreement. The cost of the insurance may be more than the cost of insurance Borrower may be able to obtain on its own.

SECURITY INTEREST: In order to secure performance and payment of the loans made be Lender to Borrower and all of the Borrowers obligations and indebtedness hereunder and of all other amounts due or to become due hereunder and to secure each and every other obligation or indebtedness of every kind and description and however arising, now or hereafter owing by Borrower to Lender or its Affiliates, Lender hereby retains, and Borrower hereby grants, a purchase money security interest under the Uniform Commercial Code in and to the Goods described above, together with all replacements, repairs and accessions thereto and cash and the non-cash proceeds (including insurance proceeds) thereof. The security interest hereby granted is a separate, independent security interest that is in addition to, and not in substitution for, any and all security interests heretofore or hereafter granted by Borrower to Lender. This Agreement is not an amendment to or modification of, or a waiver or release by Lender of, any term, provision or condition of any other agreement between Borrower and Lender. Further, Lender hereby retains and Borrower hereby grants a security interest in the proceeds of any physical damage, credit life and or disability insurance for which a charge is stated above or which is supplied by Borrower, and if a charge for any such insurance has been included in this Agreement, a security interest in the refund of any unearned premiums in the event such insurance is terminated or canceled for any reason. Borrower will not grant any other security interest in and to the Goods described above, without the prior written consent of Lender. Borrower shall cause or cooperate with Lender in causing Lender's security interest in the Goods to become properly perfected under state law through filing of a financing statement or notation on appropriate perfection documents.

DEFAULT: For Use In All States Except Louisiana. Time is of the essence hereof and if Borrower defaults in any one of the payment on the loan or other payment provided for herein when due or breaches any other covenant or condition of this Agreement, or any other contract or agreement between Borrower and Lender or its affiliates or if the Goods are levied upon, or Borrower becomes bankrupt or insolvent or a petition in bankruptcy is filed by or against the Borrower then Lender may in its sole option and discretion in any such event declare the total amount unpaid hereunder, including accrued delinquency charges, and excluding unearned interest immediately due and payable and may take possession of the Goods in a lawful manner wherever found without notice, demand or legal process, or may require the Borrower to assemble the Goods and make it available to the Lender at a place to be designated by the Lender, and where not prohibited by law, may sell the same at public or private sale, with or without notice, at which sale Lender may become the purchaser, may deduct from the proceeds of any such sale all taxes and charges due on the Goods and all expenses of taking, removing, holding, repairing and selling the Goods, and may apply the net proceeds to any indebtedness of Borrower, returning to Borrower any surplus or holding Borrower liable for any deficiency; and in consideration of the use of the Goods and for diminution in saleable value thereof, Lender may retain all payments made; or Lender may pursue any other remedy provided by Law. Lender may accept partial payments of any sum due without waiving or otherwise modifying the terms of this Agreement and the waiver by Lender of a breach of any condition of this Agreement shall not constitute a waiver of any subsequent breach whether or not a like character. In the event of bankruptcy or other insolvency proceedings, in addition to the above remedies, the Lender shall be entitled to any rental or other income produced by the Goods prior to its release to Lender.



Page 2 of 3 COMMERCIAL LOAN AND SECURITY AGREEMENT FOR:
             Boyd Bros. Transportation, Inc. - Agreement Number: 151

DEFAULT: For Use in Louisiana Only. Borrower does hereby confess judgement in favor of the Lender or any subsequent holder of this agreement for principal, interest, attorney's fees, and costs; and does hereby declare that if any one of the payments on the loan or other payment provided for herein is not fully paid when due, if default be made in compliance with any condition or covenant herein, or proceedings in bankruptcy, insolvency or receivership be instituted by or against the Borrower, or if any action is taken looking toward the appointment of a receiver, syndic or curata of Borrower or if the property be used in violation of any state or Federal law, such violation shall constitute a breach of this Agreement which shall ipso facto be immediately due and exigible in its entirety and the Lender may cause all and singular the Goods herein described to be seized and sold under executory or other legal process in any court, without appraisement, to the highest bidder, payable in cash. Borrower hereby specifically waives the three (3) day notice of demand provided by Article 2639 of the Louisiana Code of Civil Procedure and Notice of Appraisement set forth under Article 2723 of the Louisiana Code of Civil Procedure and all pleas of division and discussion and the benefit of appraisement or the said Lender may and is hereby authorized to take immediate possession of the Goods wherever found without process of law and hold same until the amount due and either at public or private sale without demand for performance of without notice to the Borrower, with or without having the Goods at the place of sale. The Lender, or future holder of this Agreement, shall have the right to bid at any public sale. From the proceeds of such sale, the Lender, or future holder of this Agreement, shall deduct all expenses for retaking, repairing and selling the Goods, including a reasonable attorney's fee.

CO-BORROWER: The obligation of any co-borrower hereunder shall be primary and the co-borrower shall be jointly and severally liable with the Borrower for payment in full of all amounts due or to become due pursuant to the terms and conditions of this Agreement.

GENERAL: Borrower hereby covenants that all facts and information contained herein and in the credit application are true and correct as of the date hereof and specifically warrants that there are no other amounts owing on the trade-in equipment except as may be indicated herein. Renewal, extension, or assignment of this Agreement shall not release Borrower or Co-Borrower from any obligations hereunder.

POWER OF ATTORNEY: Borrower hereby irrevocably authorizes and empowers Lender to execute, sign, and file on Borrower(s) behalf any financing statement, continuation statement or any other document related to the perfection or protection of the security interest hereby created, if allowed by law.

APPLICATION OF PAYMENTS: Each payment received on the loan shall be applied first to accrued interest and delinquency charges and then to the balance of any amount financed then outstanding.

SAVINGS CLAUSE: Should any provision of this Agreement be or become invalid, illegal, prohibited or unenforceable by law or otherwise, then such provision shall be void; however, such impairment shall not in any way invalidate or impair the remainder of this Agreement or any other of its provisions. If the rate of interest or other charges set forth hereunder shall exceed the applicable maximum, then such rate shall be reduced to such maximum and any excess interest or charge that may have been collected shall, at the option of the Borrower, either be refunded in cash or applied as a credit to unpaid principal. In no event shall Borrower be obligated to pay such excess charges.

ACCEPTANCE BY LENDER, CHOICE OF LAW: This Agreement is not binding until accepted by Lender in Illinois. Except as prohibited by law, the construction and validity of this Agreement shall be controlled by the law of Illinois, where this Agreement is entered into, and applicable federal law. This Agreement is entered into in Illinois and all loans made by the Lender will be extended from Illinois. The validity and enforcement of the security interest granted hereunder shall be controlled by the law of jurisdiction where the Goods are to be kept and used.

QUARTERLY PRIME RATE: As used in this Agreement the "Quarterly Prime Rate" shall mean for each calendar quarter, the Prime Rate as published in the Wall Street Journal on the last business day of the month immediately preceding the first day of each calendar quarter.

QUARTERLY LIBOR RATE: Shall mean, for each calendar quarter, the 90-day London Interbank Offered Rate as published in the Wall Street Journal on the last business day of the month immediately preceding the first day of each calendar quarter.

WAIVER OF JURY TRIAL: BORROWER WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION RELATING TO THIS AGREEMENT.



                      THIS SPACE INTENTIONALLY LEFT BLANK



All payments shall be paid to Lender at P.O. Box 96070, Chicago, IL 60693-6070 or as otherwise directed by Lender to Borrower in writing. Telephone inquiries should be directed to Navistar Financial Corporation (847) 734-4000. All other correspondence should be sent to Lender at P.O. Box 4024, Attn: FSC, Schamburg, IL 10168-4024.

BORROWER HAS READ AND AGREES TO ALL TERMS, PROVISIONS AND CONDITIONS CONTAINED IN THIS THREE PAGE AGREEMENT, AGREES THAT THIS AGREEMENT CONTAINS THE ENTIRE AGREEMENT BETWEEN BORROWER AND LENDER RELATING TO THIS LOAN FOR THE PURCHASE OF THE GOODS, AND SUPERSEDES ALL PREVIOUS AGREEMENTS, EXCEPT AS TO AGREEMENTS BETWEEN BORROWER AND LENDER.

This Agreement is subject to the terms of the Retail Financing Arrangement between Borrower and Seller, Initial for:


Non-recourse_________________________ Guaranty___________________________
AUTHORIZED SIGNATURE FOR SELLER



BY
  ------------------------------------------------------------------------------
     (Signature of Owner, Officer, or Authorized Rep.)           (Title)

LENDERS ACCEPTANCE
Lender: Navistar Financial Corporation      Accepted by Lender at:
        2850 West Golf Road, Rolling Meadows, IL, 60008



BY                                                       DATE
  ------------------------------------------------------      ------------------
    Authorized Representative

BORROWER ACKNOWLEDGES RECEIPT OF AN EXACT COPY

NAME OF BORROWER: Boyd Bros Transportation, Inc.

(Name of individual(s), corporation or partnership. Give trade style if any after name.)



BY: /s/ RICHARD BAILEY                                TITLE C.O.O
  ----------------------------------------------------      --------------------
(If corporation, authorized party must sign and show corporate title. If partnership, a general partner must sign. If owner(s) or partner, show which.)



BY:                                                   TITLE
  ----------------------------------------------------      --------------------
(If Co-Borrower, Co-Partner or Co-Officer, sign here and show which.)



--------------------------------------------------------------------------------
Page 3 of 3 COMMERCIAL LOAN AND SECURITY AGREEMENT FOR:
              BOYD BROS. TRANSPORTATION, INC. -- AGREEMENT NUMBER: 151

      COMMERCIAL LOAN AND SECURITY AGREEMENT - SCHEDULE A Agreement Date:

[LOGO]
Navistar Financial
Corporation                                                            1/3/2002

SELLER INFORMATION                                            BORROWER INFORMATION

                   International Truck & Engine Corp.                              Boyd Bros. Transportation, Inc.      937-525-0341
                   Chicago, IL                                                     825 West Laffels Lane
SELLER NUMBER:     001479-000                                                      Springfield, OH 45506
APPROVAL NUMBER:   01292208                                   SSN#/TAX-ID:                                  COUNTY:
                                                              CUSTOMER #:          4706016


EQUIPMENT DESCRIPTION

------------------------------------------------------------------------------------------------------------------------------------
  VEHICLE       NEW                                                                                                            UNIT
   YEAR         USED       MANUFACTURER          MODEL            SERIAL NUMBER         EQUIPMENT TYPE       UNIT PRICE       NUMBER
------------------------------------------------------------------------------------------------------------------------------------
   2002         New            INTL           9400i SBA 6       2HSCNASRX2C037141          Tractor           $72,123.95
------------------------------------------------------------------------------------------------------------------------------------
   2002         New            INTL           9400i SBA 6       2HSCNASR12C037142          Tractor           $72,123.95
------------------------------------------------------------------------------------------------------------------------------------
   2002         New            INTL           9400i SBA 6       2HSCNASR32C037143          Tractor           $72,123.95
------------------------------------------------------------------------------------------------------------------------------------
   2002         New            INTL           9400i SBA 6       2HSCNASR52C037144          Tractor           $72,123.95
------------------------------------------------------------------------------------------------------------------------------------
   2002         New            INTL           9400i SBA 6       2HSCNASR72C037145          Tractor           $72,123.95
------------------------------------------------------------------------------------------------------------------------------------
   2002         New            INTL           9400i SBA 6       2HSCNAMR82C035935          Tractor           $74,202.99
------------------------------------------------------------------------------------------------------------------------------------
   2002         New            INTL           9400i SBA 6       2HSCNAMRX2C035936          Tractor           $74,202.99
------------------------------------------------------------------------------------------------------------------------------------
   2002         New            INTL           9400i SBA 6       2HSCNAMR12C035937          Tractor           $74,202.99
------------------------------------------------------------------------------------------------------------------------------------


BOYD BROS. TRANSPORTATION, INC.



/s/ RICHARD BAILEY
------------------------------------     -----------------------------------
Signature                                Seller Signature

COO
-------------------------
Title



-------------------------------------------------------------------------------
COMMERCIAL LOAN AND SECURITY AGREEMENT FOR Boyd Bros. Transportation, Inc. - Agreement Number: 53
Page 1
Schedule A-Generated by FIL

      COMMERCIAL LOAN AND SECURITY AGREEMENT - SCHEDULE B Agreement Date:

[LOGO]
Navistar Financial
Corporation                                                             1/3/2002

SELLER INFORMATION                                             BORROWER INFORMATION
                      International Truck & Engine Corp.                         Boyd Bros. Transportation, Inc.        937-525-0341
                      Chicago, IL                                                825 West Laffels Lane
                                                                                 Springfield, OH 45506
SELLER NUMBER:        001479-000                               SSN#/TAX-ID:                        COUNTY:
APPROVAL NUMBER:      01292208                                 CUSTOMER #:       4706016


DESCRIPTION OF TRADE-IN

------------------------------------------------------------------------------------------------------------------------------------
                                                                                   GROSS           LESS AMOUNT          TRADE-IN
YEAR              MANUFACTURER      MODEL             SERIAL NUMBER              ALLOWANCE           OWING           (NET ALLOWANCE)
------------------------------------------------------------------------------------------------------------------------------------
1998                  INTL           9400             2HSFHASR3WC036035          $19,500.00                            $19,500.00
------------------------------------------------------------------------------------------------------------------------------------
1998                  INTL           9400             2HSFHASR7WC036037          $19,500.00                            $19,500.00
------------------------------------------------------------------------------------------------------------------------------------
1998                  INTL           9400             2HSFHASR9WC036038          $19,500.00                            $19,500.00
------------------------------------------------------------------------------------------------------------------------------------
1998                  INTL           9400             2HSFHASR0WC036039          $19,500.00                            $19,500.00
------------------------------------------------------------------------------------------------------------------------------------
1998                  INTL           9400             2HSFHASR0WC036042          $19,500.00                            $19,500.00
------------------------------------------------------------------------------------------------------------------------------------
1992                  INTL           9400             NH480708                   $ 7,000.00                            $ 7,000.00
------------------------------------------------------------------------------------------------------------------------------------
1992                  INTL           9400             NH480739                   $ 7,000.00                            $ 7,000.00
------------------------------------------------------------------------------------------------------------------------------------
1992                  INTL           9400             NH480725                   $ 7,000.00                            $ 7,000.00
------------------------------------------------------------------------------------------------------------------------------------


BOYD BROS. TRANSPORTATION, INC.


/s/ RICHARD BAILEY
------------------------------------       -------------------------------------
Signature                                  Seller Signature

COO
------------------------------------
Title


--------------------------------------------------------------------------------
COMMERCIAL LOAN AND SECURITY AGREEMENT FOR Boyd Bros. Transportation, Inc. Agreement Number: 53
Page 1
Schedule B-Generated By FIL

[LOGO]                                                            Date: 1/2/2002
INTERNATIONAL FINANCE GROUP                                         Page: 1 of 2
P.O. BOX 4024, SCHAUMBURG, IL 60168-4024
                                                                  T 847 734 4000

                                                                  F 847 734 4020
AMORTIZATION SCHEDULE


CUSTOMER NAME     Boyd Bros. Transportation, Inc.
AGREEMENT NUMBER  53

AMOUNT TO FINANCE  $531,811.00        DATE OF NOTE   1/3/2002  PAYMENT PLAN  Equal Monthly
    TOTAL FINANCE  $ 81,272.60  DATE FINANCE BEGINS  1/3/2002  REBATE METHOD Actuarial
   TOTAL PAYMENTS  $613,083.60               A.P.R.  5.7500             TERM 60

                     PRINCIPAL    PERIOD       PAYMENT      FINANCE      PRINCIPAL
PERIOD     DATE       PAYMENT     FINANCE      AMOUNT      REMAINING     REMAINING
-----------------------------------------------------------------------------------
                     $    0.00   $    0.00   $613,083.60   $81,272.60   $531,811.00
-----------------------------------------------------------------------------------
   1      2/2/2002   $7,754.75   $2,463.31   $ 10,218.06   $78,809.29   $524,056.25
-----------------------------------------------------------------------------------
   2      3/2/2002   $7,706.96   $2,511.10   $ 10,218.06   $76,298.19   $516,349.29
-----------------------------------------------------------------------------------
   3      4/2/2002   $7,743.89   $2,474.17   $ 10,218.06   $73,824.02   $508,605.40
-----------------------------------------------------------------------------------
   4      5/2/2002   $7,780.99   $2,437.07   $ 10,218.06   $71,386.95   $500,824.41
-----------------------------------------------------------------------------------
   5      6/2/2002   $7,818.28   $2,399.78   $ 10,218.06   $68,987.17   $493,006.13
-----------------------------------------------------------------------------------
   6      7/2/2002   $7,855.74   $2,362.32   $ 10,218.06   $66,624.85   $485,150.39
-----------------------------------------------------------------------------------
   7      8/2/2002   $7,893.38   $2,324.68   $ 10,218.06   $64,300.17   $477,257.01
-----------------------------------------------------------------------------------
   8      9/2/2002   $7,931.21   $2,286.85   $ 10,218.06   $62,013.32   $469,325.80
-----------------------------------------------------------------------------------
   9     10/2/2002   $7,969.21   $2,248.85   $ 10,218.06   $59,764.47   $461,356.59
-----------------------------------------------------------------------------------
  10     11/2/2002   $8,007.40   $2,210.66   $ 10,218.06   $57,553.81   $453,349.19
-----------------------------------------------------------------------------------
  11     12/2/2002   $8,045.76   $2,172.30   $ 10,218.06   $55,381.51   $445,303.43
-----------------------------------------------------------------------------------
  12      1/2/2003   $8,084.31   $2,133.75   $ 10,218.06   $53,247.76   $437,219.12
-----------------------------------------------------------------------------------
  13      2/2/2003   $8,123.06   $2,095.00   $ 10,218.06   $51,152.76   $429,096.06
-----------------------------------------------------------------------------------
  14      3/2/2003   $8,161.97   $2,056.09   $ 10,218.06   $49,096.67   $420,934.09
-----------------------------------------------------------------------------------
  15      4/2/2003   $8,201.09   $2,016.97   $ 10,218.06   $47,079.70   $412,733.00
-----------------------------------------------------------------------------------
  16      5/2/2003   $8,240.38   $1,977.68   $ 10,218.06   $45,102.02   $404,492.62
-----------------------------------------------------------------------------------
  17      6/2/2003   $8,279.87   $1,938.19   $ 10,218.06   $43,163.83   $396,212.75
-----------------------------------------------------------------------------------
  18      7/2/2003   $8,319.55   $1,898.51   $ 10,218.06   $41,265.32   $387,893.20
-----------------------------------------------------------------------------------
  19      8/2/2003   $8,359.40   $1,858.66   $ 10,218.06   $39,406.66   $379.533.80
-----------------------------------------------------------------------------------
  20      9/2/2003   $8,399.47   $1,818.59   $ 10,218.06   $37,588.07   $371,134.33
-----------------------------------------------------------------------------------
  21     10/2/2003   $8,439.71   $1,778.35   $ 10,218.06   $35,809.72   $362,694.62
-----------------------------------------------------------------------------------
  22     11/2/2003   $8,480.15   $1,737.91   $ 10,218.06   $34,071.81   $354,214.47
-----------------------------------------------------------------------------------
  23     12/2/2003   $8,520.78   $1,697.28   $ 10,218.06   $32,374,53   $345,693.69
-----------------------------------------------------------------------------------
  24      1/2/2004   $8,561.62   $1,656.44   $ 10,218.06   $30,718.09   $337,132.07
-----------------------------------------------------------------------------------
  25      2/2/2004   $8,602.63   $1,615.43   $ 10,218.06   $29,102.66   $328,529.44
-----------------------------------------------------------------------------------
  26      3/2/2004   $8,643.86   $1,574.20   $ 10,218.06   $27,528.46   $319,885.58
-----------------------------------------------------------------------------------
  27      4/2/2004   $8,685.28   $1,532.78   $ 10,218.06   $25,995.68   $311,200.30
-----------------------------------------------------------------------------------
  28      5/2/2004   $8,726.89   $1,491.17   $ 10,218.06   $24,504.51   $302,473.41
-----------------------------------------------------------------------------------
  29      6/2/2004   $8,768.71   $1,449.35   $ 10,218.06   $23,055.16   $293,704.70
-----------------------------------------------------------------------------------
  30      7/2/2004   $8,810.73   $1,407.33   $ 10,218.06   $21,647.83   $284,893.97
-----------------------------------------------------------------------------------
  31      8/2/2004   $8,852.94   $1,365.12   $ 10,218.06   $20,282.71   $276,041.03
-----------------------------------------------------------------------------------
  32      9/2/2004   $8,895.37   $1,322.69   $ 10,218.06   $18,960.02   $267,145.66
-----------------------------------------------------------------------------------
  33     10/2/2004   $8,937.99   $1,280.07   $ 10,218.06   $17,679.95   $258,207.67
-----------------------------------------------------------------------------------
  34     11/2/2004   $8,980.81   $1,237.25   $ 10,218.06   $16,442.70   $249,226.86
-----------------------------------------------------------------------------------
  35     12/2/2004   $9,023.85   $1,194.21   $ 10,218.06   $15,248.49   $240,203.01

[LOGO]                                                      Date: 1/2/2002
                                                               Page 2 of 2
INTERNATIONAL FINANCE GROUP
P.O. BOX 4024, SCHAUMBURG, IL 60168-4024
                                                             T847 734 4000

AMORTIZATION SCHEDULE                                        T847 734 4020


CUSTOMER NAME     Boyd Bros. Transportation, Inc.

AGREEMENT NUMBER  53

AMOUNT TO FINANCE   $531,811.00                      DATE OF NOTE  1/3/2002          PAYMENT PLAN Equal Monthly
    TOTAL FINANCE   $81,272.60                DATE FINANCE BEGINS  1/3/2002         REBATE METHOD Actuarial
   TOTAL PAYMENTS   $613,083.60                            A.P.R.  5.7500                    TERM 60

                             PRINCIPAL          PERIOD       PAYMENT         FINANCE         PRINCIPAL
 PERIOD        DATE           PAYMENT          FINANCE        AMOUNT        REMAINING        REMAINING
--------     --------       ----------       ----------      --------      -----------      -----------

  36         1/2/2005        $9,067.09        $1,150.97      $10,218.06     $14,097.52      $231,135.92
-------------------------------------------------------------------------------------------------------
  37         2/2/2005        $9,110.53        $1,107.53      $10,218.06     $12,989.99      $222,025.39
-------------------------------------------------------------------------------------------------------
  38         3/2/2005        $9,154.19        $1,063.87      $10,218.06     $11,926.12      $212,871.20
-------------------------------------------------------------------------------------------------------
  39         4/2/2005        $9,198.06        $1,020.00      $10,218.06     $10,906.12      $203,673.14
-------------------------------------------------------------------------------------------------------
  40         5/2/2005        $9,242.12          $975.94      $10,218.06      $9,930.18      $194,431.02
-------------------------------------------------------------------------------------------------------
  41         6/2/2005        $9,286.42          $931.64      $10,218.06      $8,998.54      $185,144.60
-------------------------------------------------------------------------------------------------------
  42         7/2/2005        $9,330.91          $887.15      $10,218.06      $8,111.39      $175,813.69
-------------------------------------------------------------------------------------------------------
  43         8/2/2005        $9,375.62          $842.44      $10,219.06      $7,268.95      $166,438.07
-------------------------------------------------------------------------------------------------------
  44         9/2/2005        $9,420.54          $797.52      $10,218.06      $6,471.43      $157,017.53
-------------------------------------------------------------------------------------------------------
  45        10/2/2005        $9,465.69          $752.37      $10,218.06      $5,719.06      $147,551.84
-------------------------------------------------------------------------------------------------------
  46        11/2/2005        $9,511.04          $707.02      $10,218.06      $5,012.04      $138,040.80
-------------------------------------------------------------------------------------------------------
  47        12/2/2005        $9,556.61          $661.45      $10,218.06      $4,350.59      $128,484.19
-------------------------------------------------------------------------------------------------------
  48         1/2/2006        $9,602.41          $615.65      $10,218,06      $3,734.94      $118,881.78
-------------------------------------------------------------------------------------------------------
  49         2/2/2006        $9,648.42          $569.64      $10,218.06      $3,165.30      $109,233.36
-------------------------------------------------------------------------------------------------------
  50         3/2/2006        $9,694.65          $523.41      $10,218.06      $2,641.89       $99,538.71
-------------------------------------------------------------------------------------------------------
  51         4/2/2006        $9,741.10          $476.96      $10,218.06      $2,164.93       $89,797.61
-------------------------------------------------------------------------------------------------------
  52         5/2/2006        $9,787.78          $430.28      $10,218.06      $1,734.65       $80,009.83
-------------------------------------------------------------------------------------------------------
  53         6/2/2006        $9,834.68          $383.38      $10,218.06      $1,351.27       $70,175.15
-------------------------------------------------------------------------------------------------------
  54         7/2/2006        $9,881.81          $336.25      $10,218.06      $1,015.02       $60,293.34
-------------------------------------------------------------------------------------------------------
  55         8/2/2006        $9,929.15          $288.91      $10,218.06        $726.11       $50,364.19
-------------------------------------------------------------------------------------------------------
  56         9/2/2006        $9,976.73          $241.33      $10,218.06        $484.78       $40,387.46
-------------------------------------------------------------------------------------------------------
  57        10/2/2006       $10,024.54          $193.52      $10,218.06        $291.26       $30,362.92
-------------------------------------------------------------------------------------------------------
  58        11/2/2006       $10,072.57          $145.49      $10,218.06        $145.77       $20,290.35
-------------------------------------------------------------------------------------------------------
  59        12/2/2006       $10,120.84           $97.22      $10,218.06         $48.55       $10,169.51
-------------------------------------------------------------------------------------------------------
  60         1/2/2007       $10,169.51           $48.55      $10,218.06          $0.00            $0.00
-------------------------------------------------------------------------------------------------------
                           $531,811.00       $81,272.60     $613,083.60          $0.00            $0.00

-------------------------------------------------------------------------------
  THIS SCHEDULE MAY NOT REFLECT THE ACTUAL NET BALANCE OWING IF THE CONTRACT
                        IS TERMINATED PRIOR TO MATURITY.
-------------------------------------------------------------------------------

/s/ RICHARD BAILEY
----------------------------------   ------------------------------------------
Boyd Bros. Transportation, Inc.       International Truck & Engine Corp.


LENDERS AGREEMENT
-------------------------------------------------------------------------------
Lender: Navistar Financial Corporation
Accepted by Lender at: 2850 West Golf
Road, Rolling Meadows, IL 60008


BY                                   DATE
---------------------------------   -------------------------------------------
Authorized Representative

      COMMERCIAL LOAN AND SECURITY AGREEMENT - SCHEDULE B Agreement Date:

[LOGO]
Navistar Financial
Corporation                                                            1/3/2002

SELLER INFORMATION                                            BORROWER INFORMATION

                   International Truck & Engine Corp.                              Boyd Bros. Transportation, Inc.      937-525-0341
                   Chicago, IL                                                     825 West Laffels Lane
SELLER NUMBER:     001479-000                                                      Springfield, OH 45506
APPROVAL NUMBER:   01292208                                   SSN#/TAX-ID:                                  COUNTY:
                                                              CUSTOMER #:          4706016


DESCRIPTION OF TRADE-IN

------------------------------------------------------------------------------------------------------------------------------------
                                                                             GROSS           LESS AMOUNT            TRADE-IN
   YEAR         MANUFACTURER         MODEL           SERIAL NUMBER         ALLOWANCE            OWING            (NET ALLOWANCE)
------------------------------------------------------------------------------------------------------------------------------------
   1998             INTL              9400         2HSFHASR3WC036035       $19,500.00                              $19,500.00
------------------------------------------------------------------------------------------------------------------------------------
   1998             INTL              9400         2HSFHASR7WC036037       $19,500.00                              $19,500.00
------------------------------------------------------------------------------------------------------------------------------------
   1998             INTL              9400         2HSFHASR9WC036038       $19,500.00                              $19,500.00
------------------------------------------------------------------------------------------------------------------------------------
   1998             INTL              9400         2HSFHASR0WC036039       $19,500.00                              $19,500.00
------------------------------------------------------------------------------------------------------------------------------------
   1998             INTL              9400         2HSFHASR0WC036042       $19,500.00                              $19,500.00
------------------------------------------------------------------------------------------------------------------------------------
   1992             INTL              9400         NH480708                $ 7,000.00                              $ 7,000.00
------------------------------------------------------------------------------------------------------------------------------------
   1992             INTL              9400         NH480739                $ 7,000.00                              $ 7,000.00
------------------------------------------------------------------------------------------------------------------------------------
   1992             INTL              9400         NH480725                $ 7,000.00                              $ 7,000.00
------------------------------------------------------------------------------------------------------------------------------------


BOYD BROS. TRANSPORTATION, INC.



/s/ RICHARD BAILEY
------------------------------------     ---------------------------------------
Signature                                Seller Signature

COO
------------------------------------
Title



--------------------------------------------------------------------------------
COMMERCIAL LOAN AND SECURITY AGREEMENT FOR Boyd Bros. Transportation, Inc. - Agreement Number: 53
Page 1
Schedule B-Generated by FIL

      COMMERCIAL LOAN AND SECURITY AGREEMENT - SCHEDULE A Agreement Date:

[LOGO]
Navistar Financial
Corporation                                                            1/3/2002

SELLER INFORMATION                                            BORROWER INFORMATION

                   International Truck & Engine Corp.                              Boyd Bros. Transportation, Inc.      937-525-0341
                   Chicago, IL                                                     825 West Laffels Lane
SELLER NUMBER:     001479-000                                                      Springfield, OH 45506
APPROVAL NUMBER:   01292208                                   SSN#/TAX-ID:                                  COUNTY:
                                                              CUSTOMER #:          4706016


EQUIPMENT DESCRIPTION

------------------------------------------------------------------------------------------------------------------------------------
  VEHICLE       NEW                                                                                                            UNIT
   YEAR         USED       MANUFACTURER          MODEL            SERIAL NUMBER         EQUIPMENT TYPE       UNIT PRICE       NUMBER
------------------------------------------------------------------------------------------------------------------------------------
   2002         New            INTL           9400i SBA 6       2HSCNASRX2C037141          Tractor           $72,123.95        6480
------------------------------------------------------------------------------------------------------------------------------------
   2002         New            INTL           9400i SBA 6       2HSCNASR12C037142          Tractor           $72,123.95        6481
------------------------------------------------------------------------------------------------------------------------------------
   2002         New            INTL           9400i SBA 6       2HSCNASR32C037143          Tractor           $72,123.95        6482
------------------------------------------------------------------------------------------------------------------------------------
   2002         New            INTL           9400i SBA 6       2HSCNASR52C037144          Tractor           $72,123.95        6483
------------------------------------------------------------------------------------------------------------------------------------
   2002         New            INTL           9400i SBA 6       2HSCNASR72C037145          Tractor           $72,123.95        6484
------------------------------------------------------------------------------------------------------------------------------------
   2002         New            INTL           9400i SBA 6       2HSCNAMR82C035935          Tractor           $74,202.99        6404
------------------------------------------------------------------------------------------------------------------------------------
   2002         New            INTL           9400i SBA 6       2HSCNAMRX2C035936          Tractor           $74,202.99        6405
------------------------------------------------------------------------------------------------------------------------------------
   2002         New            INTL           9400i SBA 6       2HSCNAMR12C035937          Tractor           $74,202.99        6406
------------------------------------------------------------------------------------------------------------------------------------


BOYD BROS. TRANSPORTATION, INC.



/s/ RICHARD BAILEY
------------------------------------     -----------------------------------
Signature                                Seller Signature

COO
-------------------------
Title



-------------------------------------------------------------------------------
COMMERCIAL LOAN AND SECURITY AGREEMENT FOR Boyd Bros. Transportation, Inc. - Agreement Number: 53
Page 1
Schedule A-Generated By FIL